Exhibit 99.1

N E W S

July 19, 2005

William J. Brunner, CFO - Shareholders & Analysts (317) 269-1614 Beth Copeland - Media (317) 269-1395

FOR IMMEDIATE RELEASE

First Indiana Announces Second Quarter Earnings

        (INDIANAPOLIS) — First Indiana Corporation today announced net income of $6.3 million, or $0.45 per diluted share, for the quarter ended June 30, 2005. This compares with net income of $5.0 million, or $0.32 per diluted share, for the second quarter of the previous year. Included in the second quarter 2005 results are a negative provision for loan losses of $650,000 and a pretax write-off of $400,000 for a lease on land previously held for banking center expansion, which had a net effect of increasing diluted earnings per share by $0.01. For the six months ended June 30, 2005, First Indiana’s net income was $11.9 million, or $0.85 per diluted share, compared with $10.4 million, or $0.66 per diluted share, for the same period in 2004.

        Loans outstanding were $1.52 billion at June 30, 2005, compared with $1.48 billion at March 31, 2005, an increase of $45.6 million or 3 percent. Commercial loans increased to $751 million at June 30, 2005, compared with $709 million at the end of the first quarter of 2005, an increase of $41.6 million or 6 percent.

        Supporting loan growth was an increase in average total deposits in the second quarter of $54.3 million, or 4 percent, over the first quarter of 2005. Total deposits averaged $1.39 billion in the second quarter of 2005, compared with $1.34 billion in the first quarter. Total core demand and savings deposits were up $35.1 million, or 4 percent, averaging $923 million for the second quarter of 2005, compared with $888 million for the first quarter of 2005. This growth was primarily in commercial core deposits.

        Net interest margin was 3.89 percent for the second quarter of 2005, compared with 3.77 percent for the first quarter of 2005. First Indiana is in an asset-sensitive position and net interest margin continues to improve as interest rates rise.

First Indiana Announces Second Quarter Earnings
July 19, 2005

        The provision for loan losses was a negative $650,000 for the second quarter of 2005, compared with a negative $2.6 million for the previous quarter. The provision for loan losses for the six months ended June 30, 2005 was a negative $3.2 million, compared with a charge of $6.3 million for the same period of 2004. Net loan charge-offs for the second quarter of 2005 were $1.7 million, or 0.46 percent of loans on an annualized basis, compared with $1.3 million, or 0.35 percent of loans (annualized), for the first quarter of 2005. Non-performing assets continued on a downward trend to $13.2 million at June 30, 2005, compared with $15.8 million at March 31, 2005, and $21.4 million at December 31, 2004. Non-performing loans were 0.85 percent of loans at June 30, 2005, compared with 1.02 percent of loans at March 31, 2005, and 1.32 percent of loans at December 31, 2004.

        Non-interest income for the second quarter of 2005 was $9.2 million. Non-interest income for the first quarter of 2005 was $6.0 million, which included a loss of $1.7 million on the sale of the bank’s third-party loan servicing portfolio and a loss on the sale of securities of $813,000. Excluding these two items, non-interest income was up 8 percent in the second quarter over the first quarter led by deposit fee income. First Indiana deposit fees began to rebound in the second quarter with an increase of 13 percent to $4.3 million, compared with $3.8 million for the first quarter of 2005.

        Non-interest expense was $17.0 million for the second quarter of 2005, compared with $16.0 million for the first quarter of 2005. The increase was the result of $540,000 in compensation expense related to restricted and deferred stock awards due to an increase in the corporation’s stock price, in addition to the $400,000 lease write-off discussed above.

        The corporation will host a conference call to discuss second quarter financial results on Wednesday, July 20, at 2:00 p.m. Indianapolis time (3:00 p.m. New York time; 2:00 p.m. Chicago time.) To participate, please call (800) 278-9857 and ask for First Indiana second quarter earnings. A replay of the call will be available from 5:00 p.m. EST July 20, through midnight, July 27. To hear the replay, call (800) 642-1687 and use conference ID: 6708750.

        First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 30 offices in central Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

       This press release contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, changes in interest rates; failure of the Indiana and/or national economies to continue to improve; failure to attract and retain a sufficient amount of deposits; delay in or inability to execute strategic initiatives designed to grow revenues and/or reduce expenses; the retention of key employees and customers; new or existing litigation; losses, customer bankruptcy, claims and assessments; new legal obligations or restrictions; and changes in accounting, tax, or regulatory practices or requirements. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the corporation’s Annual Report on Form 10-K for the year-ended December 31, 2004, and subsequent filings with the United Stated Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at http://www.sec.gov or on the corporation’s web site at http://www.FirstIndiana.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended June 30		For the Six Months Ended June 30
	2005	2004	2005	2004
Net Interest Income	$ 17,238	$ 17,127	$ 33,578	$ 34,752
Provision for Loan Losses	(650)	3,250	(3,200)	6,250
Non-Interest Income	9,157	11,690	15,116	21,562
Non-Interest Expense	16,963	17,605	32,973	35,432
Income from Continuing Operations, Net of Taxes	6,283	5,065	11,905	9,319
Income (Loss) from Discontinued Operations, Net of Taxes	-	(62)	-	1,089
Net Income	6,283	5,003	11,905	10,408

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.46	$ 0.32	$ 0.86	$ 0.60
Income from Discontinued Operations, Net of Taxes	-	-	-	0.07

Net Income	$ 0.46	$ 0.32	$ 0.86	$ 0.67

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.45	$ 0.32	$ 0.85	$ 0.59
Income from Discontinued Operations, Net of Taxes	-	-	-	0.07

Net Income	$ 0.45	$ 0.32	$ 0.85	$ 0.66

Dividends Per Share	$ 0.180	$ 0.165	$ 0.360	$ 0.330

Net Interest Margin	3.89%	3.37%	3.83%	3.43%
Efficiency Ratio (1)	64.27	61.09	67.72	62.92
Annualized Return on Average Assets (2)	1.34	0.93	1.29	0.97
Annualized Return on Average Equity (2)	14.42	9.46	13.74	9.82

Average Basic Shares Outstanding	13,758,023	15,648,153	13,808,919	15,622,547
Average Diluted Shares Outstanding	14,028,892	15,799,187	14,072,720	15,818,322

	At June 30
	2005	2004
Assets	$ 1,914,867	$ 2,134,952
Loans	1,521,710	1,705,284
Deposits	1,443,170	1,502,717
Shareholders’ Equity	176,539	211,958

Shareholders’ Equity/Assets	9.22%	9.93%

Shareholders’ Equity Per Share	$ 12.68	$ 13.55
Market Closing Price	29.67	19.06

Shares Outstanding	13,918,041	15,641,244
(1)	Based on continuing operations.
(2)	Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	June 30 2005	March 31 2005	June 30 2004
Assets
Cash	$ 64,189	$ 42,457	$ 53,981
Interest-Bearing Due from Banks	8,616	4,100	54,495
Securities Available for Sale	226,391	221,539	216,213
Other Investments	26,540	26,285	25,509
Loans
Business	504,062	474,874	506,353
Commercial Real Estate	163,963	166,798	176,283
Single-Family Construction	82,529	67,268	183,788
Consumer	500,980	495,762	542,946
Residential Mortgage	270,176	271,445	295,914

Total Loans	1,521,710	1,476,147	1,705,284
Allowance for Loan Losses	(46,969)	(49,345)	(52,432)

Net Loans	1,474,741	1,426,802	1,652,852
Premises and Equipment	24,272	24,658	23,989
Accrued Interest Receivable	8,942	8,220	8,403
Loan Servicing Rights	-	-	5,673
Goodwill	30,682	30,682	30,682
Other Intangible Assets	3,554	3,728	4,262
Assets of Discontinued Operations	-	-	9,847
Other Assets	46,940	43,562	49,046

Total Assets	$ 1,914,867	$ 1,832,033	$ 2,134,952

Liabilities
Non-Interest-Bearing Deposits	$ 292,124	$ 275,142	$ 291,653
Interest-Bearing Deposits
Demand Deposits	222,169	196,331	180,839
Savings Deposits	470,145	457,230	510,566
Certificates of Deposit	458,732	454,591	519,659

Total Interest-Bearing Deposits	1,151,046	1,108,152	1,211,064

Total Deposits	1,443,170	1,383,294	1,502,717
Short-Term Borrowings	178,891	149,175	121,225
Federal Home Loan Bank Advances	42,347	44,443	218,325
Subordinated Notes	46,719	46,688	46,596
Accrued Interest Payable	1,959	2,440	2,152
Advances by Borrowers for Taxes and Insurance	960	2,878	1,026
Liabilities of Discontinued Operations	-	-	3,223
Other Liabilities	24,282	30,020	27,730

Total Liabilities	1,738,328	1,658,938	1,922,994

Shareholders’ Equity
Common Stock	161	160	176
Capital Surplus	12,877	11,505	48,270
Retained Earnings	195,354	191,520	190,502
Accumulated Other Comprehensive Income (Loss)	(1,371)	(1,386)	(2,010)
Treasury Stock at Cost	(30,482)	(28,704)	(24,980)

Total Shareholders’ Equity	176,539	173,095	211,958

Total Liabilities and Shareholders’ Equity	$ 1,914,867	$ 1,832,033	$ 2,134,952

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2005	2004	2005	2004
Interest Income
Interest-Bearing Due from Banks	$ 21	$ 126	$ 77	$ 146
Federal Funds Sold	13	-	32	-
Securities Available for Sale	2,134	1,933	4,033	4,112
Dividends on Other Investments	283	238	558	582
Loans	23,580	22,780	45,428	46,352

Total Interest Income	26,031	25,077	50,128	51,192
Interest Expense
Deposits	6,135	5,173	11,230	10,565
Short-Term Borrowings	971	295	1,725	581
Federal Home Loan Bank Advances	847	1,644	1,916	3,615
Subordinated Notes	840	838	1,679	1,679

Total Interest Expense	8,793	7,950	16,550	16,440

Net Interest Income	17,238	17,127	33,578	34,752
Provision for Loan Losses	(650)	3,250	(3,200)	6,250

Net Interest Income After Provision for Loan Losses	17,888	13,877	36,778	28,502
Non-Interest Income
Deposit Charges	4,284	4,499	8,075	8,616
Loan Servicing Income	47	371	56	285
Loan Fees	459	786	1,010	1,465
Trust Fees	907	877	1,834	1,753
Investment Product Sales Commissions	117	552	261	1,185
Sale of Loans	2,725	3,186	5,270	5,843
Sale of Loan Servicing	1	-	(1,707)	-
Net Investment Securities Gain (Loss)	-	-	(813)	280
Other	617	1,419	1,130	2,135

Total Non-Interest Income	9,157	11,690	15,116	21,562
Non-Interest Expense
Salaries and Benefits	9,984	10,078	19,452	20,686
Net Occupancy	1,367	992	2,407	2,034
Equipment	1,311	1,522	2,657	3,027
Professional Services	1,091	1,163	2,147	2,296
Marketing	700	547	1,277	1,095
Telephone, Supplies, and Postage	768	848	1,575	1,701
Other Intangible Asset Amortization	174	180	348	359
OREO Expenses	58	(25)	90	(129)
Other	1,510	2,300	3,020	4,363

Total Non-Interest Expense	16,963	17,605	32,973	35,432

Income from Continuing Operations	10,082	7,962	18,921	14,632
Income Taxes	3,799	2,897	7,016	5,313

Income from Continuing Operations, Net of Taxes	6,283	5,065	11,905	9,319
Discontinued Operations
Income (Loss) from Discontinued Operations	-	(70)	-	1,778
Income Taxes	-	(8)	-	689

Income (Loss) from Discontinued Operations, Net of Taxes	-	(62)	-	1,089

Net Income	$ 6,283	$ 5,003	$ 11,905	$ 10,408

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.46	$ 0.32	$ 0.86	$ 0.60
Income from Discontinued Operations, Net of Taxes	-	-	-	0.07

Net Income	$ 0.46	$ 0.32	$ 0.86	$ 0.67

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.45	$ 0.32	$ 0.85	$ 0.59
Income from Discontinued Operations, Net of Taxes	-	-	-	0.07

Net Income	$ 0.45	$ 0.32	$ 0.85	$ 0.66

Dividends Per Common Share	$ 0.180	$ 0.165	$ 0.360	$ 0.330

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	June 30, 2005			June 30, 2004
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 3,204	$ 21	2.66%	$ 47,492	$ 126	1.07%
Federal Funds Sold	1,736	13	3.00	-	-	-
Securities Available for Sale	225,030	2,134	3.79	216,463	1,933	3.57
Other Investments	26,484	283	4.28	25,428	238	3.74
Loans
Business	493,001	7,769	6.32	498,246	6,044	4.88
Commercial Real Estate	167,452	2,778	6.66	179,060	2,387	5.36
Single-Family Construction	76,994	1,217	6.34	186,580	2,163	4.66
Consumer	506,318	8,525	6.74	570,784	8,520	5.97
Residential Mortgage	273,939	3,291	4.81	310,074	3,666	4.73

Total Loans	1,517,704	23,580	6.22	1,744,744	22,780	5.24

Total Earning Assets	1,774,158	26,031	5.88	2,034,127	25,077	4.94
Other Assets	111,909			124,341

Total Assets	$ 1,886,067			$ 2,158,468

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 196,704	$ 203	0.41%	$ 187,898	$ 158	0.34%
Savings Deposits	478,857	2,062	1.73	483,919	908	0.75
Certificates of Deposit	471,286	3,870	3.29	633,623	4,107	2.61

Total Interest-Bearing Deposits	1,146,847	6,135	2.15	1,305,440	5,173	1.59
Short-Term Borrowings	153,685	971	2.53	121,980	295	0.97
Federal Home Loan Bank Advances	83,282	847	4.08	192,269	1,644	3.44
Subordinated Notes	46,709	840	7.20	46,585	838	7.20

Total Interest-Bearing Liabilities	1,430,523	8,793	2.47	1,666,274	7,950	1.92
Non-Interest-Bearing Demand Deposits	247,693			243,874
Other Liabilities	33,124			35,717
Shareholders’ Equity	174,727			212,603

Total Liabilities and Shareholders’ Equity	$ 1,886,067			$ 2,158,468

Net Interest Income/Spread		$ 17,238	3.41%		$ 17,127	3.02%

Net Interest Margin			3.89%			3.37%

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Six Months Ended
	June 30, 2005			June 30, 2004
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 6,911	$ 77	2.25%	$ 27,636	$ 146	1.06%
Federal Funds Sold	2,455	32	2.62	-	-	-
Securities Available for Sale	222,161	4,033	3.63	215,626	4,112	3.81
Other Investments	26,352	558	4.23	25,303	582	4.60
Loans
Business	475,932	14,580	6.18	499,226	12,219	4.92
Commercial Real Estate	170,433	5,493	6.50	178,996	4,760	5.35
Single-Family Construction	70,480	2,162	6.19	188,074	4,278	4.57
Consumer	506,870	16,813	6.64	580,965	17,643	6.08
Residential Mortgage	274,551	6,380	4.65	310,570	7,452	4.80

Total Loans	1,498,266	45,428	6.09	1,757,831	46,352	5.29

Total Earning Assets	1,756,145	50,128	5.73	2,026,396	51,192	5.07
Other Assets	107,903			121,767

Total Assets	$ 1,864,048			$ 2,148,163

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 193,147	$ 371	0.39%	$ 184,982	$ 315	0.34%
Savings Deposits	467,284	3,522	1.52	465,413	1,606	0.69
Certificates of Deposit	461,755	7,337	3.20	631,287	8,644	2.75

Total Interest-Bearing Deposits	1,122,186	11,230	2.02	1,281,682	10,565	1.66
Short-Term Borrowings	150,352	1,725	2.31	123,807	581	0.94
Federal Home Loan Bank Advances	91,601	1,916	4.22	215,749	3,615	3.37
Subordinated Notes	46,694	1,679	7.25	46,569	1,679	7.21

Total Interest-Bearing Liabilities	1,410,833	16,550	2.36	1,667,807	16,440	1.98
Non-Interest-Bearing Demand Deposits	245,365			233,220
Other Liabilities	33,081			34,668
Shareholders’ Equity	174,769			212,468

Total Liabilities and Shareholders’ Equity	$ 1,864,048			$ 2,148,163

Net Interest Income/Spread		$ 33,578	3.37%		$ 34,752	3.09%

Net Interest Margin			3.83%			3.43%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Allowance for Loan Losses at Beginning of Period	$ 49,345	$ 53,034	$ 53,172	$ 53,197
Charge-Offs
Business	849	3,235	1,249	7,823
Consumer	1,835	1,053	3,316	2,454
Residential Mortgage	62	55	90	55

Total Charge-Offs	2,746	4,343	4,655	10,332
Recoveries
Business	362	306	592	2,914
Commercial Real Estate	248	-	278	-
Single-Family Construction	36	5	236	62
Consumer	374	180	546	341

Total Recoveries	1,020	491	1,652	3,317

Net Charge-Offs	1,726	3,852	3,003	7,015
Provision for Loan Losses	(650)	3,250	(3,200)	6,250

Allowance for Loan Losses at End of Period	$ 46,969	$ 52,432	$ 46,969	$ 52,432

Net Charge-Offs to Average Loans (Annualized)	0.46%	0.89%	0.40%	0.80%
Allowance for Loan Losses to Loans at End of Period	3.09	3.07
Allowance for Loan Losses to Non-Performing Loans
at End of Period	362.31	204.35

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	June 30, 2005	March 31, 2005	June 30, 2004
Non-Performing Loans
Non-Accrual Loans
Business	$ 10,409	$ 9,631	$ 10,712
Commercial Real Estate	-	1,184	3,016
Single-Family Construction	-	-	789
Consumer	1,386	2,195	7,515
Residential Mortgage	32	664	1,990

Total Non-Accrual Loans	11,827	13,674	24,022

Accruing Loans Past Due 90 Days or More
Business	-	297	178
Consumer	1,137	911	1,459
Residential Mortgage	-	132	-

Total Accruing Loans Past Due 90 Days or More	1,137	1,340	1,637

Total Non-Performing Loans	12,964	15,014	25,659
Foreclosed Assets	187	759	8,182

Total Non-Performing Assets	$ 13,151	$ 15,773	$ 33,841

Non-Performing Loans to Loans at End of Period	0.85%	1.02%	1.50%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.86	1.07	1.98